EX-10.28.1

                            STOCK PURCHASE AGREEMENT

    This STOCK PURCHASE AGREEMENT is entered into as of December 31, 1998 by and among KENDU PARTNERS, a California general partnership ("Seller"), ENGMANN OPTIONS, INC., a California corporation (the "Purchaser") and TELSCAPE INTERNATIONAL, INC., a Texas corporation (the "Company").

                                   BACKGROUND:

     A. Michael Engmann and Douglas Engmann (the "Principals") are (1) the sole partners of Seller (each holding 50% of the partnership interests) and (2) the sole stockholders of Purchaser (each holding 50% of the issued and outstanding capital stock). The Principals have determined that it is in their best interests to transfer Seller's investment in the Company pursuant to the Stock Purchase Agreement among the Company, Seller and MDNH Partners, L.P., dated December 18, 1998 (the "Purchase Agreement") to Purchaser.

     B. Seller, Purchaser and the Company shall enter into an Assignment and Assumption Agreement of even date herewith (the "Assignment Agreement") for the purpose of assigning all of Sellers continuing rights and obligations under the Purchase Agreement to Purchaser. In addition, Purchaser wishes to purchase from Seller, and Seller wishes to sell to Purchaser, 125,000 shares (the "Shares") of the Company's common stock, without par value ("Common Stock");

     C. Seller, Purchaser and the Company desire to provide for the foregoing purchase and sale and to establish various rights and obligations in connection therewith.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     1. Sale of Stock. Upon the terms set forth herein, Seller hereby issues and sells to Purchaser, and Purchaser hereby purchases from Seller, the Shares at a purchase price of $750,000 ($6.00 per share) (the "Purchase Price").

     2. Closing. The closing of the purchase and sale of the Shares (the "Closing") shall be held at the offices of Coblentz, Patch Duffy & Bass, LLP, located at 222 Kearny Street, San Francisco, California 94104, on the first business day following execution of this Agreement (the "Closing Date") or at such other time or place as the parties may agree. With respect to the sale of the Shares, on or before the Closing Date, (i) Seller shall deliver to Buyer certificates for the Shares together with a duly executed Stock Power (Assignment Separate from Certificate) signed by the Seller and (ii) Buyer shall deliver or cause to be delivered to Seller the Purchase Price by certified check or wire transfer of immediately available funds to one or more accounts designated by the Company.

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     3. Purchaser's Representations. Purchaser hereby represents and warrants to
Seller and the Company as follows:

          A. Purchaser acknowledges that the Shares are subject to the terms of the Purchase Agreement; Seller, Buyer and the Company have entered into an Assignment Agreement of even date herewith with respect to the assignment of Seller's rights and obligations under such agreement to Purchaser.

          B. Purchaser (which for purposes of this Section 2 shall include each beneficial owner of the Common Stock issued hereby, as determined pursuant to Rule l3d-3 under the Exchange Act) is entering into this Agreement for investment for its own account and Purchaser has no present arrangement (whether or not legally binding) at any time to sell, grant any participation in or otherwise distribute such Common Stock to or through any person or entity. Subject to the terms of the Purchase Agreement, Purchaser reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

          C. (i) Purchaser is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and-an accredited investor (as defined in Rule 501 of Regulation D), and Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock issued hereby. Purchaser acknowledges that an investment in such Common Stock is speculative and involves a high degree of risk. Purchaser acknowledges that the Common Stock to be issued pursuant to this Agreement are "restricted securities" within the meaning of the Securities Act and the rules and regulations promulgated thereunder and may not be resold in the absence of an effective registration statement under the Securities Act or an available exemption from the Securities Act registration requirements.

             (ii) Purchaser understands that (a) the offering and sale of the Common Stock is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act, (b) neither the Common Stock nor the sale thereof to Purchaser has been registered under the Securities Act, or under any state securities law, and (c) no registration statement with respect to the Common Stock has been filed with the SEC, nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to an investor such as Purchaser by an impartial review of such a registration statement by the SEC or other regulatory commission will not be forthcoming.

         D. (i) Purchaser has the requisite corporate power and authority to enter into and perform this Agreement and to purchase the Shares, (ii) the execution, issuance and delivery of this Agreement by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of Purchaser is required, and (iii) this Agreement has been duly executed and delivered by Purchaser and constitutes valid and binding obligations of Purchaser enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

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         E. Purchaser is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

         F. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of California.

         G. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or the provision of any indenture, instrument or agreement to which Purchaser is a party or is subject, or by which Purchaser or any of its assets is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Purchaser to any third party, or require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its assets, operations or management may be subject.

         H. Purchaser acknowledges that (i) it has received all information it considers necessary or appropriate for deciding whether to purchase the Common Stock, (ii) as a result of its experience in financial matters, it is properly able to evaluate the capital structure of the Company, the business of the Company and the risks inherent therein and is capable of bearing the economic risks of its investment in the Common Stock; and (iii) it has been given the opportunity to obtain any additional information or documents from, and to ask questions and receive answers of, the officers and representatives of the Company to the extent necessary to evaluate the merits and risks related to its investment in the Common Stock, and all such questions have -been answered to Purchaser's full satisfaction. Purchaser has received all documents, records,- books and other information pertaining to Investors investment in the Company that have been requested by Purchaser. Purchaser further acknowledges that it understands that the Company is subject, to the periodic reporting requirements of the Securities Exchange Act of 1934, amended (the "Exchange Act"), and Purchaser has reviewed or received copies of any such reports that have been requested by it.

         I. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

         J. (i) No action, consent or approval by or in respect of, or filing with, any governmental authority, agency or official or any other Person is required for the execution, delivery and performance by Purchaser of this Agreement; (ii)The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not and will not (iii) violate its charter or bylaws or other constituent documents or (iv) violate any applicable law, rule, regulation, judgment, injunction, order or decree, which violation would (a) affect the validity of this Agreement or (b) individually or in the aggregate impair the ability of Purchaser to perform in any material respect the obligations which it has under this Agreement.

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     4. Seller's Representations. Seller hereby represents and warrants to
Purchaser as follows:

         A. Seller has good, marketable and indefeasible title to and full power of disposition over and has full right to sell and transfer to Purchaser all of the Shares; and such Shares are free of all liens, claims, debts or other encumbrances, and shall be free of all such liens, claims, debts or other encumbrances upon their transfer to Purchaser under this Agreement.

         B. (i) Seller has the requisite partnership power and authority to enter into and perform this Agreement and to purchase the Shares, (ii) the execution, issuance and delivery of this Agreement by Seller and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary partnership action and no other consent or authorization of Seller or its partners is required, and (iii) this Agreement has been duly executed and delivered by Seller and constitutes valid and binding obligations of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         C. Seller represents and warrants that it is a partnership duly organized, validly existing, and in good standing under the laws of California.

         D. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Seller, or he provision of any indenture, instrument or agreement to which Seller is a party or is subject, or by which Seller or any of its assets is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture,instrument or agreement, or constitute a breach of any fiduciary duty owed by Seller to any third party, or require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Seller is subject or to which any of its assets, operations or management may be subject.

     5.   Miscellaneous.

          A. Indemnification. Purchaser agrees to indemnify the Company from any damage, caused directly or indirectly, by such Purchaser's breach of any of the representations and warranties contained in the preceding paragraphs. Purchaser agrees to indemnify and hold the Company harmless of and from any and all liability imposed upon the Company as the result of any disposition of these securities by such Purchaser in such circumstances as to make the transaction in which these securities were originally issued or in which they are being transferred to such Purchaser no longer a transaction exempt from the registration provisions of the Act.

          B. Successors and Assigns. The terms, covenants, representations, warranties and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

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          C. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of it together shall constitute one and the same instrument.

          D. Survival of Representations and Warranties. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument or other writing provided for in it, shall survive the closing of this transaction.

          E. Recovery of Litigation Costs. If any legal action or any arbitration or other proceeding is brought for the interpretation or enforcement of this Agreement, or because of an alleged breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     Accordingly, the parties have caused this Agreement to be duly executed as of the date first set forth above.

Seller:

KENDU PARTNERS,
a California general partnership

By: /s/ MICHAEL W. ENGMANN
Name:   Michael W. Engmann
Title:

Purchaser:

ENGMANN OPTIONS., INC.
a California corporation

By: /s/ DOUGLAS ENGMANN
Name:   Douglas Engmann
Title:

The Company:

TELSCAPE INTERNATIONAL, INC.,
a Texas corporation

By: /s/ TODD M. BINET
Name:   Todd M. Binet
Title:  Executive Vice President

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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

    This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of December 31, 1998 (the "Agreement") is by and among KENDU PARTNERS, a California General Partnership (the "Assignor"), ENGMANN OPTIONS, INC., a California corporation (the "Assignee") and TELSCAPE INTERNATIONAL, INC., a Texas corporation ("Seller").

     In consideration of the premises set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    1. The Assignor hereby assigns, conveys and transfers to Assignee all of the Assignor's right, title and interest in and to the Securities Purchase Agreement by and among the Assignor, MDNH Partners, L.P., a California limited partnership, and Seller, dated as of December 31, 1998 (the "Purchase Agreement"). The Assignee accepts the foregoing assignment, agrees to assume any and all liabilities and/or obligations of the Assignor under the Purchase Agreement and agrees to be bound by the terms of the Purchase Agreement. Assignor has also agreed to sell, assign and transfer 125,000 shares of Common Stock of Seller purchased by Assignor pursuant to the Purchase Agreement to Assignee and Assignee has agreed to purchase and accept such shares.

     2. Seller hereby consents to the foregoing assignment pursuant to Section
8.1 of the Purchase Agreement. Seller also consents to the transfer of 125,000 shares of Common Stock of the Seller by Assignor to Assignee. Seller shall take any action reasonable necessary or appropriate to effect the transfer of such shares and the issuance of appropriate share certificates in the name or names designated by Assignee.

     3. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successor and assigns.

    4. This Agreement shall be governed by the laws of the State of Texas in all respects, including matters of construction, validity and performance; none of its terms or provisions may be altered, modified, limited or amended except by an agreement expressly referring hereto and to which the parties hereto consent in writing.

                     (Remainder of Page Intentionally Blank)

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    5. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and effective as of the date first set forth above,

ASSIGNOR:

KENDU PARTNERS,
a California general partnership

By:  /s/ MICHAEL W. ENGMANN
Name:    Michael W. Engmann
Title:

ASSIGNEE:

ENGMANN OPTIONS, INC.,
a California corporation

By: /s/ DOUGLAS ENGMANN
Name:   Douglas Engmann
Title:

SELLER:

TELSCAPE INTERNATIONAL, INC.

By: /s/ TODD M. BINET
Name:   Todd M. Binet
Title:  Executive Vice President